UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2007

CHALLENGER POWERBOATS, INC.
(Exact name of registrant as specified in charter)

NEVADA	000-30914	88-0394012
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Westlink Dr., Washington, MO 63090
(Address of principal executive offices)

(636) 390-9000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 29, 2007, IMAR Group, Inc., our wholly owned subsidiary, completed the sale of certain assets of its Sugar Sand division to Execute Sports, Inc. for a purchase price of approximately of $5,000,000.

Under the terms of the Asset Purchase Agreement, Execute Sports, Inc. purchased all right, title, interest and goodwill in and to certain assets, properties and rights relating to, used in or held for use in IMAR’s business of designing, manufacturing and marketing water jet powered Sugar Sand boats, including the SUGAR SAND trade names and associated trade names, trademarks, service marks and service names, and the associated logos and their goodwill, and all associated domain names, in particular the domain www.sugarsand.com, trade secrets and copyrights and their goodwill.

In connection with the transaction, Execute Sports, Inc. and IMAR entered into an Agreement for Exclusive Right of Supply, pursuant to which IMAR will manufacture and be the exclusive supplier of the Sugar Sand line of jet boats to Execute Sports, Inc., for an initial term of 10 years.  In addition, we entered into an Exclusive Sales and Marketing Agreement with Execute Sports, Inc., pursuant to which we will provide sales and marketing services related to the Sugar Sand boats for an initial term of 10 years.

The foregoing description of the terms and conditions of the Asset Purchase Agreement is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement filed as Exhibit 10.1, and incorporated herewith.

This report contains forward-looking statements that involve risks and uncertainties.  We generally  use  words such as  "believe,"  "may," "could," "will,"  "intend,"  "expect," "anticipate,"  "plan," and similar expressions to identify forward-looking  statements. You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-KSB and other reports filed with the Securities and Exchange Commission. Although we believe  the  expectations  reflected  in  the  forward-looking statements  are reasonable,  they  relate only to events as of the date on which the statements are made,  and  our  future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
10.1	Asset Purchase Agreement between IMAR Group, Inc. and Execute Sports, Inc., dated August 29, 2007 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Challenger Powerboats, Inc
(Registrant)

Date September 12, 2007	By:	/s/ Laurie A. Phillips
Laurie A. Phillips
Chief Executive Officer